Fourth Quarter & Full-Year 2014 Results FEBRUARY 25, 2015 Exhibit 99.2

Fourth Quarter 2014 Results – February 2015
Forward-looking statements

Cautionary statements regarding oil & gas quantities
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.
All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolfcamp shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,”
“should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,” “target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  Any forward-looking statement speaks only as of the date on which such statement is made and the
Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,” reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, identified drilling locations and resource potential estimates have not been risked by the Company.  Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates.  There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities.  Factors affecting ultimate recovery include the scope of the Company’s drilling project, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors.  Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from  limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has limited production experience with this project, and accordingly, such estimates may change significantly as results from more wells are evaluated.  Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

Fourth Quarter 2014 Results – February 2015
Company overview
AREX OVERVIEW
ASSET OVERVIEW
Enterprise value $740MM
High-quality reserve base
Permian core operating area
2015 Capital program focused on flexibility and
returns
3
146 MMBoe proved reserves
66% Liquids, 38% oil
$1.4 BN proved PV-10
155,000 gross (136,000 net) acres
~1+ BnBoe gross, unrisked resource potential
~2,000 Identified HZ drilling locations targeting
Wolfcamp A/B/C
Running an average of 1 HZ rig in the Wolfcamp
shale play with a capital budget of approximately
$160 MM
Notes: Proved reserves and acreage as of 12/31/2014. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of
$8.64 per share on 2/17/2015, plus net debt as of 12/31/2014.  See “PV-10 (unaudited)” slide.

Fourth Quarter 2014 Results – February 2015
Fourth quarter and full-year 2014 financial highlights

FY 2014 Q4 2014
Significant cash
flow and capex
below budget
Strong financial
position
Record revenue
and net income
• Revenues of $258.5 MM (up 43% YoY)
• Net income of $56.2 MM, or $1.42 per
diluted share
• Adjusted net income (non-GAAP) of
$29.2 MM, or $0.74 per diluted share
• Revenues of $55.1 MM (down 6% YoY
despite 25% YoY drop in oil prices)
• Net income of $27.0 MM, or $0.68 per
diluted share
• Adjusted net income (non-GAAP) of
$3.4 MM, or $0.08 per diluted share
• EBITDAX (non-GAAP) of $188.3 MM (up
47% YoY), or $4.78 per diluted share
(up 46% YoY)
• Capital expenditures of $393.5 MM,
below $400 MM capex guidance
• EBITDAX (non-GAAP) of $44.3 MM (up
8% YoY), or $1.12 per diluted share (up
7% YoY)
• Capital expenditures of $92.9 MM
• Borrowing base increased to $600 MM during 4Q14, with elected commitments of $450
MM
• 34% Debt-to-capital ratio
Note: See “Adjusted Net Income,” “EBITDAX” and “Strong, Simple Balance Sheet” slides.
• Liquidity of $300 MM at December 31
st

Fourth Quarter 2014 Results – February 2015
Strong, simple balance sheet

AREX Liquidity and Capitalization
• Following the Fall 2014 redetermination, the borrowing
base under our $1 billion revolving credit facility was
increased to $600 million, with a company-elected
commitment limit of $450 million
• Provides a sizable cushion against more conservative bank
lending framework
• Manageable Debt / LTM EBITDAX of 2.1x
• LTM EBITDAX / LTM Interest of 8.7x, well above minimum
2.5x covenant requirement
• Simple balance sheet with no near-term debt maturities
AREX Debt Maturity Schedule ($ MM)
AREX Capitalization as of 12/31/2014 ($ MM)
Cash
$0.4
Credit Facility 150.0
7.0% Senior Notes due 2021 250.0
Total Long-Term Debt $400.0
Shareholders’ Equity 774.3
Total Book Capitalization $1,174.3
AREX Liquidity as of 12/31/2014
Borrowing Base $450.0
Cash and Cash Equivalents 0.4
Borrowings under Credit Facility (150.0)
Undrawn Letters of Credit (0.3)
Liquidity
$300.1
$300 MM undrawn
borrowing capacity 7.0% Senior Notes
$150.0
$250.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$350.0
$400.0
$450.0
2015 2016 2017 2018 2019 2020 2021

Fourth Quarter 2014 Results – February 2015
Valuation and leverage well supported by proved reserve base

• 12/31/2014 reserve summary prepared by DeGolyer and MacNaughton (“D&M”)
• Replaced 819% of produced reserves at a drill-bit F&D cost of $8.94 per Boe
1
• Total proved reserves up 27% YoY, proved oil reserves up 20% YoY
• PV-10 up 25% YoY to a record $1.4 billion
Oil (MBbls) NGLs (MBbls) Natural Gas (MMcf) Total (MBoe) PV-10 ($ MM)
2
PDP
17,599 18,319 133,583 58,181 $870.0
PDNP
379 763 5,378 2,039 $12.4
PUD
37,360 21,825 161,059 86,028 $530.6
Total Proved
55,338 40,907 300,020 146,248 $1,413.0
Total Proved Reserves Reserves by Commodity Proved PV-10
1. Drill-bit F&D costs are calculated by dividing the sum of exploration costs and development costs for the year by the total of reserve extensions and discoveries for the year.
2. PV-10 calculated based on the first-of-the-month, 12-month average prices for oil, NGLs and natural gas, of $94.56 per Bbl of oil, $31.50 per Bbl of NGLs and $4.55 per MMBtu of natural gas.
38%
28%
34%
Oil NGLs Natural Gas
62%
< 1%
38%
PDP PDNP PUD
40%
1%
59%
PDP PDNP PUD

Fourth Quarter 2014 Results – February 2015
Fourth quarter and full-year 2014 operating highlights

FY 2014 Q4 2014
Low cost, on
time, and on
budget
Higher well
recoveries and
advancing
delineation
Solid execution
• Completed 64 HZ wells
• Total production 5,049 MBoe vs early
guidance of 4,790 MBoe
• 2014 oil production of 5,545 Bbl/d (up
40% YoY)
• Completed 13 HZ wells
• Total production 1,390 MBoe
• 4Q14 oil production of 5,902 Bbl/d (up
14% YoY and 7% QoQ)
• FY2014 capex of $394 MM ($364 MM
D&C) vs $400 MM budget
• Cash operating cost of $14.36/Boe
(down 7% YoY)
• Q4 2014 capex of $93 MM ($87 MM
D&C)
• Cash operating cost of $13.47/Boe
(down 21% YoY)
• Strong well results from the Baker and
Elliott areas demonstrate upside
potential of central and eastern acreage
• 4Q14 HZ Wolfcamp B/C average IP 795
Boe/d

Fourth Quarter 2014 Results – February 2015
Well prepared for commodity price cycle

Key areas of focus in 2015
• Plan to stay nimble in 2015 with key focus on financial discipline and returns
• Capital budget of ~$160 MM is flexible
• No significant drilling or service contract obligations – capital budget can be cut further
• Plan to time and size the development budget based on magnitude of service cost reductions and direction of commodity prices
• Delayed all completion and new well hook-ups in Q1 to March 2015 (no new wells hooked into sales since mid-
December)
• Ability to sell new production volumes at a meaningful premium vs January prices
• Operating team’s top priority is service cost reduction
• Expect reduction of 15% - 20% in D&C costs in second quarter 2015
• Lower D&C costs significantly improves break-even price threshold
• Water recycle center to be fully operational by end of Q1 2015
• Strong balance sheet ensures financial flexibility
• Debt / LTM EBITDAX of 2.1x – top tier for SMID cap E&P universe
• Liquidity of $300 MM at 12/31/2014
• Borrowing base of $600 MM vs elected commitment of $450 MM provides further protection to liquidity
• Solid hedge book in place for 2015

Fourth Quarter 2014 Results – February 2015
Strong track record of reserve growth

RESERVE GROWTH OIL RESERVE GROWTH
• YE14 reserves up 27% YoY
• Replaced 819%  of produced reserves at a
drill-bit F&D cost of $8.94/Boe
• 124.8 MMBoe proved reserves booked to HZ
Wolfcamp play
• Strong, organic oil reserve growth driven by
HZ Wolfcamp shale
• Oil reserves up 20% YoY
• Oil reserves up 11x since YE10
Note: See “Drill-bit F&D cost (unaudited)” slide.
MMBoe MMBbls
0
20
40
60
80
100
120
140
160
2004 20052006 20072008 20092010 20112012 20132014
Gas (MMBoe) Oil & NGLs (MMBbls)
5.0
18.1
37.3
46.1
55.3
0
10
20
30
40
50
60
2010 2011 2012 2013 2014
Oil (MMBbls)

Fourth Quarter 2014 Results – February 2015
Strong track record of production growth

PRODUCTION GROWTH OIL PRODUCTION GROWTH
• 2014 Production increased 47% YoY
• Targeting 10-14% production growth in 2015
• Strong, organic oil production growth driven
by HZ Wolfcamp shale
• Oil production up 40% YoY
• Oil production up over 8x since FY10
MBbls MBoe/d
0.0
2.0
4.0
6.0
8.0
10.0
12.0
14.0
16.0
2004 2005 2006 2007 2008 2009 2010 20112012 2013 2014
Natural Gas (MBoe/d) Oil & NGLs (Mbbls/d)
246
482
969
1,444
2,024
0
500
1,000
1,500
2,000
2,500
2010 2011 2012 2013 2014
Oil (MBbls)

Fourth Quarter 2014 Results – February 2015
Outperformance in gas/NGL volumes achieves higher reserve
recovery and drives production growth
11
Horizontal Wolfcamp Production by Commodity
Mboe
96% oil growth since 3Q13
159% growth in HZ Wolfcamp
production since 3Q13
248% NGL growth since 3Q13
269% gas growth since 3Q13
427
687
715
957
1,004
1,108
85
135
166
247
270
312
82
128
153
230
259
286
260
424
396
481
475
510
0
200
400
600
800
1,000
1,200
3Q13 4Q13 1Q14 2Q14 3Q14 4Q14
Gas NGLs Oil

Fourth Quarter 2014 Results – February 2015

AREX HZ WOLFCAMP (BOE/D)
Note: Daily production normalized for operational downtime. Gas EUR is unprocessed wellhead volume.
AREX HZ Wolfcamp Well Performance
Oil EUR = 230 MBBL
Well EUR = 510 MBOE
Gas EUR = 1,271 MMCF
Average GOR = 5,000 – 6,000
Average Oil
Average BOE
Average Gas
Average GOR
N = 93 Wells
AREX Wolfcamp Horizontal Type Curve
Year-end 2014

Probability Distribution of AREX 93 Type Curve Wells at Year-end 2014 13

Fourth Quarter 2014 Results – February 2015

Midland Basin - Wolfcamp Horizontal Well Activity
Southern
Midland Basin
Northern
Midland Basin
18.3%
Northern
Midland Basin
81.7%
Southern Midland Basin
Source: DrillingInfo and IHS

Fourth Quarter 2014 Results – February 2015 15
Midland Basin - IP and Drilling & Completion Cost
Source: Company releases/presentations, DrillingInfo, IHS, public databases, and internal studies.
Note: Three-stream IP estimated using 0.1539 Bbl per Mcf and 25% shrinkage factor.
18% with
IP > 1,000
BOE
5% with
IP > 1,500
BOE
Entire Midland
Basin Average IP
689 BOE
Southern
Midland Basin
Northern Midland
Basin
$0
$2
$4
$6
$8
$10
$12
Actual Cost
Target Cost

Fourth Quarter 2014 Results – February 2015
Proven track record of delivering lowest D&C cost in the
Midland Basin
16
Approach’s annual average horizontal well D&C cost
Demonstrated 35%
improvement 2011-2014
$ MM
15% – 20%
reduction target
$8.6
$7.0
$5.8
$5.5
$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
$7.0
$8.0
$9.0
2011 2012 2013 2014 Q2 2015 Target

Fourth Quarter 2014 Results – February 2015
D&C Cost reductions will significantly improve profitability

Note: HZ Wolfcamp economics assume $4.00/Mcf realized natural gas price and NGL price based on 40% of realized oil price.
IRR at NYMEX strip
pricing
0%
10%
20%
40%
50%
60%
70%
$40 $50 $60 $70 $80 $90
Realized Oil Price ($/Bbl)
$4.1MM D&C
$4.6MM D&C
$5.1MM D&C
$5.5MM D&C
30%

Fourth Quarter 2014 Results – February 2015
Established infrastructure in place is critical to low cost structure

Benefits of water recycling
Pangea
West
North & Central Pangea
South
Pangea
Schleicher
Crockett
Irion
Reagan
Sutton
Recently completed
water recycling facility
329,000 Bbl Capacity
• Reduce D&C cost
• Reduce LOE
• Increase project profit margin
• Minimize fresh water use, truck
traffic and surface disturbance

Fourth Quarter 2014 Results – February 2015

AREX Flowback and Produced Water Recycle Facility
• Reduce drilling and completion
cost by $450K per well
• Reduce LOE by up to $1.00 per
BOE
• Eliminate usage of potable fresh
water for completion
• Minimize surface disturbance
• Skim oil sale up to 200 Bbls per
day - more than sufficient to pay
for facility operating expense
329,000 Bbl Capacity Facility
32,000
BBL
Treated
Water
Tank
32,000
BBL Dirty
Water
Tank
63,000 BBL
Treated
Water
Tank
63,000 BBL
Treated
Water
Tank
63,000 BBL
Treated
Water
Tank
32,000
BBL
Treated
Water
Tank
44,000 BBL
Treated
Water
Tank
32,000
BBL
Treated
Tank
Water
Skim Oil Sales
Flowback & Produced Water Offloading
Terminal & Separation Facility
Flowback & Produced  Water  Supply
90 BPM
Pump Station
Water Treatment
&
Filtration Facility

Fourth Quarter 2014 Results – February 2015
AREX Horizontal Wolfcamp activity

Note: Acreage as of 12/31/2014.
• 19,000 gross acres
• Pad drilling with AB and AC “stacked” wellbores
• 18 horizontal wells drilled to date
• 47,000 gross acres
• Legacy gas/NGL field
• No horizontal Wolfcamp
locations assigned to this
leasehold
• 89,000 gross acres
• Pad drilling with AC and BC
“stacked” wellbores
• 131 horizontal wells drilled to date
Legend
HZ Producer
HZ – Waiting on Completion
NORTH &
CENTRAL PANGEA
PANGEA WEST
SOUTH PANGEA

Fourth Quarter 2014 Results – February 2015
Baker 122HC and Elliott 129HC drilled in 2014 have validated significant upside potential of AREX’s portfolio
21
2014 HZ Wolfcamp activity
Well performance
Over 40,000 gross acres
delineated by these
recent C-bench wells
HZ Producer
HZ – Waiting on Completion
0
100
200
300
400
500
600
700
800
900
Day 9 19 29 39 49 59 69 79 89 99 109
Elliot 129HC Baker 1AW 122HC 510 Mboe Typecurve
Legend
Elliott 129HC
Baker 122HC
• IP: 827 Boe/d
• IP oil: 70%
• IP: 806 Boe/d
• IP oil: 63%

Fourth Quarter 2014 Results – February 2015
Current hedge position

Commodity & Period Contract Type Volume Contract Price
Crude Oil
January 2015 – March 2015 Collar 1,500 Bbls/d $85.00/Bbl - $95.30/Bbl
January 2015 – December 2015 Collar 1,600 Bbls/d $84.00/Bbl - $91.00/Bbl
January 2015 – December 2015 Collar 1,000 Bbls/d $90.00/Bbl - $102.50/Bbl
January 2015 – December 2015 3-way Collar 500 Bbls/d $75.00/Bbl - $84.00/Bbl - $94.00/Bbl
January 2015 – December 2015 3-way Collar 500 Bbls/d $75.00/Bbl - $84.00/Bbl - $95.00/Bbl
Natural Gas
January 2015 – June 2015 Collar 80,000 MMBtu/month $4.00/MMBtu - $4.74/MMBtu
January 2015 – December 2015 Swap 200,000 MMBtu/month $4.10/MMBtu
January 2015 – December 2015 Collar 130,000 MMBtu/month $4.00/MMBtu - $4.25/MMBtu
• Based on the midpoint of current 2015 guidance, approximately 64% of forecasted oil production and 44% of forecasted natural gas production are hedged at weighted average floor prices of $80.59/Bbl and
$4.05/MMBtu, respectively.

Fourth Quarter 2014 Results – February 2015
Production and expense guidance

2015 Guidance
Production
Oil (MBbls) 2,200 – 2,325
NGLs (MBbls) 1,575 – 1,625
Natural Gas (MMcf) 10,050 – 10,200
Total (MBoe) 5,450 – 5,650
Operating costs and expenses (per Boe)
Lease operating $6.00 - $7.00
Production and ad valorem taxes 7.25% of oil & gas revenues
Cash general and administrative $3.75 - $4.25
Exploration (non-cash) $0.50 - $1.00
Depletion, depreciation and amortization $20.00 - $22.00
Capital expenditures (in millions) ~$160

Appendix

Fourth Quarter 2014 Results – February 2015 AREX Wolfcamp acreage is offset by large operators 25

Fourth Quarter 2014 Results – February 2015
Adjusted net income (unaudited)

(in thousands, except per-share amounts)
Three Months Ended
December 31,
2014 2013
Net income $ 26,987 $ 64,321
Adjustments for certain items:
Unrealized (gain) loss on commodity derivatives (36,907) 1,348
Gain on sale of equity method investment - (90,743)
Related income tax effect 13,287 33,076
Adjusted net income $ 3,367 $ 8,002
Adjusted net income per diluted share $ 0.08 $ 0.20
The amounts included in the calculation of adjusted net income and adjusted net income per diluted share below were computed in accordance with GAAP.  We believe adjusted net income and adjusted net income per diluted share are useful to investors because they provide readers with a more meaningful measure of our profitability before recording certain items whose timing or amount cannot be reasonably determined.  However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of adjusted net income to net income (loss) for the three months ended December 31, 2014 and 2013.

Fourth Quarter 2014 Results – February 2015
EBITDAX (unaudited)

We define EBITDAX as net income (loss), plus (1) exploration expense, (2) gain on the sale of our equity method investment, (3) depletion, depreciation and amortization expense,
(4) share-based compensation expense, (5) unrealized loss (gain) on commodity derivatives, (6) interest expense and (7) income taxes. EBITDAX is not a measure of net income or cash flow as determined by GAAP.  The amounts included in the calculation of EBITDAX were computed in accordance with GAAP.  EBITDAX is presented herein and reconciled to the GAAP measure of net income because of its wide acceptance by the investment community as a financial indicator of a company's ability to internally fund development and exploration activities.  This measure is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website.
The following table provides a reconciliation of EBITDAX to net income (loss) for the three and twelve months ended December 31, 2014 and 2013.
(in thousands, except per-share amounts)
Three Months Ended
December 31,
2014 2013
Net income $ 26,987 $ 64,321
Exploration 236 228
Gain on sale of equity method investment - (90,743)
Depletion, depreciation and amortization 28,664 22,005
Share-based compensation 2,521 512
Unrealized (gain) loss on commodity derivatives (36,907) 1,348
Interest expense, net 5,715 5,225
Income tax provision 17,102 38,207
EBITDAX $ 44,318 $ 41,103
EBITDAX per diluted share $ 1.12 $ 1.05
Twelve Months Ended
December 31,
2014 2013
$ 56,172 $ 72,256
3,831 2,238
- (90,743)
106,802 76,956
8,247 5,901
(42,113) 4,596
21,651 14,084
33,692 42,507
$ 188,282 $ 127,795
$ 4.78 $ 3.28

Fourth Quarter 2014 Results – February 2015
F&D costs (unaudited)

F&D Cost reconciliation
Cost summary (in thousands)
Property acquisition costs
Unproved properties $ 4,578
Proved properties -
Exploration costs 3,831
Development costs 382,995
Total costs incurred $ 391,404
Reserves summary (MBoe)
Balance – 12/31/2013 114,661
Extensions & discoveries 43,247
Production (1) (5,281)
Revisions to previous estimates (6,379)
Balance – 12/31/2014 146,248
F&D cost ($/Boe)
All-in F&D cost $ 10.62
Drill-bit F&D cost 8.94
Reserve replacement ratio
Drill-bit 819%
(1) Production includes 1,390 MMcf related to field fuel.
All-in finding and development (“F&D”) costs are calculated by dividing the sum of property acquisition costs, exploration costs and development costs for the year by the sum of reserve extensions and discoveries, purchases of minerals in place and total revisions for the year.
Drill-bit F&D costs are calculated by dividing the sum of exploration costs and development costs for the year by the total of reserve extensions and discoveries for the year.
We believe that providing F&D cost is useful to assist in an evaluation of how much it costs the Company, on a per Boe basis, to add proved reserves. However, these measures are provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordancewith GAAP (including the notes), included in our previous
SEC filings and to be included in our annual report on Form 10-K to be filed with the
SEC on February 26, 2015.  Due to various factors, including timing differences, F&D costs do not necessarily reflect precisely the costs associated with particular reserves.
For example, exploration costs may be recorded in periods before the periods in which related increases in reserves are recorded, and development costs may be recorded in periods after the periods in which related increases in reserves are recorded. In addition, changes in commodity prices can affect the magnitude of recorded increases (or decreases) in reserves independent of the related costs of such increases.
As a result of the above factors and various factors that could materially affect the timing and amounts of future increases in reserves and the timing and amounts of future costs, including factors disclosed in our filings with the SEC, we cannot assure you that the Company’s future F&D costs will not differ materially from those set forth above.  Further, the methods used by us to calculate F&D costs may differ significantly from methods used by other companies to compute similar measures. As a result, our F&D costs may not be comparable to similar measures provided by other companies.
The following table reconciles our estimated F&D costs for 2014 to the information required by paragraphs 11 and 21 of ASC 932-235.

Fourth Quarter 2014 Results – February 2015
PV-10 (unaudited)

The present value of our proved reserves, discounted at 10% (“PV-10”), was estimated at $1.4 billion at December 31, 2014, and was calculated based on the first-of-the-month, twelve-month average prices for oil, NGLs and gas, of $94.56 per Bbl of oil, $31.50 per Bbl of NGLs and $4.55 per MMBtu of natural gas.
PV-10 is our estimate of the present value of future net revenues from proved oil and gas reserves after deducting estimated production and ad valorem taxes, future capital costs and operating expenses, but before deducting any estimates of future income taxes. The estimated future net revenues are discounted at an annual rate of 10% to determine their
“present value.” We believe PV-10 to be an important measure for evaluating the relative significance of our oil and gas properties and that the presentation of the non-GAAP financial measure of PV-10 provides useful information to investors because it is widely used by professional analysts and investors in evaluating oil and gas companies. Because there are many unique factors that can impact an individual company when estimating the amount of future income taxes to be paid, we believe the use of a pre-tax measure is valuable for evaluating the Company. We believe that PV-10 is a financial measure routinely used and calculated similarly by other companies in the oil and gas industry.
The following table reconciles PV-10 to our standardized measure of discounted future net cash flows, the most directly comparable measure calculated and presented in accordance with GAAP.  PV-10 should not be considered as an alternative to the standardized measure as computed under GAAP.
(in millions) December 31,
2014
PV-10 $ 1,413
Less income taxes:
Undiscounted future income taxes (1,267)
10% discount factor 910
Future discounted income taxes (357)
Standardized measure of discounted future net cash flows $ 1,056

Contact information SERGEI KRYLOV Executive Vice President & Chief Financial Officer 817.989.9000 ir@approachresources.com www.approachresources.com